Local Office Doc No.SDILIB1\HJT\348914.01(7H8201!.DOC)Addressee(s) Parties Cause No. Signer(s) Orig Doc Path Doc Path Doc Name Client No.029280Matter No.0001Client NamePATH ONE NETWORK TECHNOLOGIES INCMatter NameGENERALCaption Bank Document Date FooterStore DocumentType 4






     SUBSCRIPTION AGREEMENT



Path 1 Network Technologies Inc.
3636 Nobel Drive Suite 400
San Diego, CA 92122


Mr. Meeuwi de Kraker:

This Subscription Agreement (this "Agreement") is made as of October 24, 2001 by and between Path 1 Network Technologies Inc., a Delaware corporation (the "Company") and the undersigned, to implement the attached Summary of Draft Terms.

     1. Subscription.


     1.1 The undersigned hereby irrevocably subscribes for the purchase of 700,000 Units, each Unit consisting of one share of the Company's Class A Common Stock (the "Shares") at US$5.00 per share and one detachable two-year warrant to purchase one share of the Company's Class A Common Stock at US$5.00 per share, for an aggregate purchase price of US$3,500,000, in accordance with the terms and conditions of this Agreement, and herewith agrees to deliver no later than October 24, 2001 to the Company a Promissory Note Secured by Stock Pledge Agreement in the amount of US$3,500,000 for 700,000 Units.

     1.2 This Agreement shall not be binding unless and until the Company accepts it in writing by countersignature below. If the Company has not accepted this Agreement by October 24, 2001, the subscription shall be deemed rejected and the Company shall return and cancel the Promissory Note Secured by Stock Pledge Agreement that it has received. Also, if the undersigned's Promissory Note Secured by Stock Pledge Agreement is not delivered by October 31, 2001, this Agreement is null and void. If the Company accepts this Agreement before October 31, 2001 and the undersigned provides the Promissory Note Secured by Stock Pledge Agreement by October 31, 2001, the Company shall promptly arrange for the stock certificate and a warrant certificate representing the securities within the 700,000 Units for which the undersigned hereby subscribes outright to be placed into the Company's own escrow account.
     2. Representations and Warranties of Subscriber. The undersigned hereby represents and warrants to the Company (knowing that the Company will be relying on these matters to determine the undersigned's suitability as an investor and the availability of securities law exemptions) that:

     2.1  The  undersigned  has  received  all  information   requested  by  the
undersigned with respect to the Company. The undersigned is satisfied that it has requested all information, which it would consider useful to enable it to decide whether to make this investment. Additionally, the Company has afforded the undersigned or the undersigned's representative access to and ample opportunity to obtain other information regarding the Company. The undersigned has had access at www.sec.gov to all reports and registration statements filed by the Company with the United States Securities and Exchange Commission via EDGAR. The undersigned has not relied on any oral representations of any kind.

     2.2 Immediately before the undersigned's execution of this Agreement, the undersigned had such knowledge and experience in financial and business matters (including experience with investments of a similar nature), that the undersigned was capable of evaluating the merits and risks of an investment in the Shares and the Warrants.

     2.3 The Shares for which the undersigned hereby subscribes and the Warrants are being, and will be, acquired solely for the undersigned's own account for investment only and not with a view to or for any resale or distribution thereof or with any present intention of distributing or selling all or any part of such securities or the underlying Class A Common Stock. The undersigned agrees that the Shares and the Warrants and the underlying Class A Common Stock may not be transferred except upon registration under the United States Securities Act, and under any applicable state securities or "blue sky" laws, or upon receipt by the Company of evidence in form and substance reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the United States Securities Act and applicable state securities or "blue sky" laws. The securities will bear a written legend to that effect. The Shares and the Warrants shall carry piggyback registration rights effective for any registration filed by the Company after June 30, 2002.

     2.4 The undersigned recognizes that the purchase of the Shares and the Warrants is a speculative investment that involves a high degree of risk, and is suitable only for persons with the financial capability of making and holding long-term investments not readily reducible to cash. The undersigned is aware of the limited transferability of the Shares and the Warrants and has no need for liquidity in the investment in the Shares and the Warrants. Furthermore, the undersigned agrees to hold the Shares and Warrants for a minimum of one year from the time ownership of those Shares or exercise of those Warrants becomes effective.

     2.5 The undersigned is an "accredited investor" as defined in United States Securities Act Rule 501.

     2.6 The undersigned acknowledges that no information furnished by the Company constitutes investment, accounting, legal or tax advice. The undersigned is relying solely upon itself and its professional advisors, if any, for such advice.

     2.7 The undersigned understands and acknowledges that the Shares, the Warrants and the underlying shares are "restricted securities," as defined by the United States Securities Act, and agrees to resell the Shares only (a) pursuant to a registration statement under the United States Securities Act, or
(b) pursuant to a written opinion of legal counsel for the Company stating that such resale is exempt from registration.

     2.8 The undersigned understands and acknowledges that no federal or state agency, governmental authority, regulatory body, stock exchange or other entity in the United States, or any other jurisdiction, has made any finding or determination as to the merits of this investment, nor have any such agencies, governmental authorities, regulatory bodies, stock exchanges or other entities made any recommendation or endorsement with respect to the Shares, the Warrants or the underlying shares.

     2.9 All statements made by the undersigned in the Questionnaire are true, complete and correct.

     3. Continuing Obligation to Furnish Information. These representations and warranties of the undersigned are true, complete and accurate as of the date hereof and shall be true, complete and accurate as of the date of delivery of funds to the Company and shall survive such delivery. If, in any respect, such representations and warranties shall not be true and accurate prior to receipt of notice of acceptance of this Agreement, the undersigned shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor. 4. Representations and Warranties of the Company. By accepting this Agreement, the Company represents and warrants to the undersigned that:

     4.1 Organization, Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue and sell the Shares and the Warrants and to carry out the provisions of this Agreement, and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in California.

     4.2 Capitalization; Voting Rights. The rights, preferences, privileges and restrictions of the Shares and of the Company's other stock are as stated in the Company's Certificate of Incorporation. As of September 30, 2001, before this investment, the Company's fully diluted equity was: 10,019,374 shares of outstanding Class A Common Stock, including outstanding options to buy 1,762,336 shares of Class A Common Stock and excluding outstanding options to buy 2,798,330 shares of Class B Common Stock. Other than such options, on such date there were no outstanding options, warrants, rights (other than preemptive rights and rights of first refusal), proxy or shareholder agreements (other than in favor of the Company), or agreements of any kind for the purchase or acquisition from the Company of any of its securities. When issued in compliance with the provisions of this Agreement and the Certificate of Incorporation, the Shares and the Warrants will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than liens and encumbrances created by or imposed upon the undersigned; provided, however, that the Shares and the Warrants may be subject to restrictions on transfer under state and/or federal securities laws as required by such laws at the time a transfer is proposed.

     4.3 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder and the authorization, sale, issuance and delivery of the Shares and Warrants pursuant hereto has been taken. This Agreement, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms, except as limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (b) general principles of equity that restrict the availability of equitable remedies. The sale of the Shares and Warrants are not subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

     4.4 Litigation. There is no action, suit, proceeding or investigation pending or to the Company's knowledge currently threatened in writing against the Company that questions the validity of this Agreement, or the right of the Company to enter into this Agreement, or to consummate the transactions contemplated hereby, nor is the Company aware that there is any basis for the foregoing.

     4.5 Compliance with Laws; Permits. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Shares or the Warrants, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.

     4.6 Full Disclosure. This Agreement and all other documents delivered by the Company or made available by the Company the undersigned or its attorneys or agents in connection herewith or with the transactions contemplated hereby do not contain any untrue statement of a material fact nor, to the Company's knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. Notwithstanding the foregoing, any financial projections provided to the undersigned were prepared by the management of the Company in a good faith effort to describe the Company's presently proposed business and products and the markets therefor. The assumptions applied in preparing any such financial projections appeared reasonable to management as of the date thereof; however, there is no assurance that these assumptions will prove to be valid or that the objectives set forth in any such financial projections will be achieved. To the Company's knowledge, there are no facts which (individually or in the aggregate) materially adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company that have not been set forth in the Agreement or in other documents delivered or made available to the undersigned or its attorneys or agents in connection herewith.

     5. Survival. The representations and warranties made herein shall survive the consummation of the transaction contemplated hereby.

     6. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, without regard to principles of conflicts of laws.

     7. Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all other prior or contemporaneous written or oral agreements, understandings and negotiations. This Agreement may not be amended except by a writing signed by both the Company and the undersigned.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Subscription Agreement as of the 24th day of October, 2001.

     Mr. Meeuwi J. de Kraker
     By: ------------------------------------------------------
     Name: ----------------------------------------------------
     Title: ---------------------------------------------------


     SUBSCRIPTION ACCEPTED:

     PATH 1 NETWORK TECHNOLOGIES INC.
     a Delaware corporation

     By: -----------------------------------------
     Name: ---------------------------------------
     Title: --------------------------------------
     Date: ---------------------------------------, 2001